THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, UNLESS PURSUANT TO REGISTRATION UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM.

FEE ARRANGEMENT AGREEMENT

Black Tusk Minerals Inc., a Nevada corporation

This Agreement is entered into effective as of January 23, 2009, by and between Black Tusk Minerals Inc., a Nevada corporation (the "***Company***"), and Dorsey & Whitney LLP ("***Dorsey***").

WHEREAS:

(a) Dorsey has provided certain legal services to the Company;

(b) The Company owes Dorsey professional fees for services rendered and for expenses and other disbursements through December 31, 2008 in an amount of $42,267 and projected work in progress through January 31, 2009 of approximately $7,733 (the "***Dorsey Accrual***");

(c) The Company desires to satisfy its obligations under the Dorsey Accrual by (i) issuing to Dorsey a convertible promissory note in the principal amount of $50,000, payable on January 23, 2012 (the "***Promissory Note***") in the form attached hereto as Exhibit A; and (ii) agreeing to the terms of this Agreement;

(d) The Company has agreed to issue to Dorsey warrants exercisable to purchase Two Hundred Fifty Thousand (250,000) shares of common stock at an exercise price of $0.20 per share (a price equal to the purchase price the Company issued shares in September 2008), as a debt restructuring fee;

(e) Dorsey, having considered the Company's cash needs and other relevant factors, regards the debt restructuring proposal under this Agreement as being in the Company's best interest; and

(f) Dorsey has not advised the Company regarding whether the debt restructuring proposal under this Agreement is in the Company's best interest, although Dorsey and the Company both believe that the proposal is fair and reasonable for the Company.

NOW, THEREFORE:

In consideration of the representations, warranties, mutual covenants and agreements of the parties contained in this Agreement, the parties agree as follows:

1. FEE ARRANGEMENT

On the terms and subject to the conditions of this Agreement, the Company hereby agrees to satisfy its obligations under the Dorsey Accrual, the Company will issue to Dorsey the Promissory Note in the principal amount of Fifty Thousand Dollars ($50,000), accruing interest at the rate of 4% per annum, due and payable on the earlier of: (a) January 23, 2012, (b) the Company closes an Acquisition Transaction or (c) the date the Company raises financing of $250,000 or more. The Promissory Note shall be convertible into shares of common stock of the Company at a price of $0.20 per share (a price equal to the purchase price the Company issued shares in September 2008). "***Acquisition Transaction***" means means (i) any sale of equity securities or securities convertible into equity securities of the Company; (ii) any merger, consolidation, statutory share exchange or acquisition transaction involving the Company or any material subsidiary of the Company; (iii) any sale of substantially all of the assets of the Company or any material subsidiary of the Company; or (iv) any similar transaction involving the issuance, cancellation or restructuring of equity securities of the Company unless, following the completion of such transaction, the then existing shareholders of Company own or control, directly or indirectly, at least 50% of the voting power or liquidation rights of Company or the successor of such merger, consolidation or statutory share exchange. In the event of a contemplated Acquisition Transaction, the Company shall provide the Holder at least Fifteen business days prior to the effective date of any Acquisition Transaction, except as may otherwise be prohibited by law.

2. DEBT RESTRUCTURING FEE

(a) The Company hereby agrees to issue to Dorsey warrants (the "***Warrants***") exercisable until January 23, 2012 to purchase Two Hundred Fifty Thousand (250,000) shares of common stock at an exercise price of $0.20 per share (a price equal to the purchase price the Company issued shares in September 2008), as a debt restructuring fee. The Warrants shall be in the form attached hereto as Exhibit B and shall be exercisable by Dorsey on a cashless exercise basis.

(b) The Company will cause to be delivered to Dorsey a certificate representing the Warrants, registered in the name of "Dorsey & Whitney LLP." The Company and Dorsey agree to execute and deliver such other documents as may be necessary to complete the issuance of the Warrants.

3. SECURITY INTEREST

No security interest shall be granted in connection with this Agreement.

4. ACKNOWLEDGEMENT AND CONSENT

The Company will complete, sign and deliver to Dorsey a counterpart of the signature page of the Client Acknowledgment and Consent, attached as Exhibit C (the "***Client Acknowledgment and Consent***").

5. DORSEY REPRESENTATIONS AND WARRANTIES

BY EXECUTING BELOW, DORSEY ACKNOWLEDGES THAT THE COMPANY IS RELYING UPON THE ACCURACY AND COMPLETENESS OF THE REPRESENTATIONS CONTAINED HEREIN IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS IN ISSUING THE DORSEY WARRANT.

Dorsey makes the following representations and warranties to the Company:

(a) Dorsey is acquiring the Warrants and the Promissory Note (also referred to herein as the "***Securities***"), for Dorsey's own account and for investment purposes only and has no present intention, agreement, or arrangement for the distribution, transfer, assignment, resale, or subdivision thereof. Dorsey also represents that the entire legal and beneficial interest of the Securities that Dorsey is being acquired for, and will be held for, Dorsey's account only.

(b) Dorsey recognizes that investment in the Securities, upon exercise, involves substantial risks and has taken full cognizance of and understands all of the risks related to the acquisition of the Securities. In making Dorsey's decision to invest in the Securities, Dorsey has relied on the information provided by the Company and certain documents and materials delivered by the Company, and on Dorsey's own independent investigations and/or those of Dorsey's own professional tax and other advisors. Dorsey has been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of, and to receive answers from, the officers of the Company concerning the Company, the officers and directors and the terms and conditions of this investment and to obtain any additional information, to the extent the Company possesses such information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All such questions have been answered to the full satisfaction of Dorsey, and all information and documents, records and books pertaining to this investment, which Dorsey has requested have been made available to Dorsey.

(d) Dorsey believes that it has such knowledge and experience in financial and business matters to evaluating the merits and risks of the prospective investment in the Securities.

(e) Dorsey is able to (i) hold the Securities for an indefinite period of time, (ii) bear the economic risk of Dorsey's investment in the Securities, and (iii) withstand a complete loss of such investment.

(f) Dorsey is aware that the Securities have not been registered under the Securities Act of 1933, as amended (the "***Securities Act***"), or the securities laws of any state, based in part upon representations set forth herein. Dorsey understands that the Securities subscribed for hereunder may not be offered, sold, transferred, pledged or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required. Dorsey understands that the Company does not plan, and is under no obligation to provide for, registration of the Securities in the future. Accordingly, any subsequent sale of part or all of Dorsey's interest in the Securities will be permissible only if an exemption from the applicable registration provisions of federal and state law is available at the time of the proposed disposition. Even if such an exemption is available, the assignability and transfer of the Securities is subject to limitations imposed by this Agreement.

(g) Dorsey further understands that a legend in substantially the form set forth below will be placed upon all documents evidencing the Securities and that similar notations may be made on the Company records as a means of preventing the disposition of the Securities other than in accordance with applicable law:

> "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IF SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT OR IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION."

(h) Dorsey has the power and authority to execute and comply with the terms of this Agreement and the person executing said documents on its behalf has the necessary power to do so.

(i) Dorsey represents and warrants that it is an "***Accredited Investor***" as that term is defined in Rule 501(a) of Regulation D of the Securities Act.

6. THE COMPANY'S REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to Dorsey that, as of the date of this Agreement:

(a) The Company has been notified by Dorsey that, and the Company has considered whether, it should retain independent counsel, as well as obtain such other advice as may be appropriate, to independently determine that this Agreement is fair and reasonable to the

Company. The Company also acknowledges that it has had the opportunity for such consultation and has been aware that such consultation may be desirable.

(b) The Company acknowledges that it has duly considered the disclosures and considerations stated on the attached Client Acknowledgment and Consent.

(c) The Company represents that its determination of the exercise price of the Warrants and conversion price of the Promissory Note, on which Dorsey has relied, is the Company's best judgment of fair market value, based on the market price for such shares at the time the Agreement was negotiated.

(d) All issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(e) The Company has the full power and lawful authority to consummate its obligations and transactions contemplated by this Agreement on the terms and conditions set forth in this Agreement, and no permit, consent, approval, authorization or other order of or filing with any other person or entity is required in connection with such authorization, execution, delivery, and consummation; and the execution, delivery and performance by the Company of this Agreement and the transactions contemplated by this Agreement constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms of this Agreement, and will not result in the violation or breach of any term or provision of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or instrument to which the Company is a party or by which the Company is bound. The Warrants and Promissory Note issued to Dorsey will be validly issued, fully paid and non-assessable.

(f) The Company is not subject to, or a party to, any agreement, contract, order, judgment or decree or any other restriction of any kind or character, which would prevent consummation of the transactions contemplated by this Agreement.

7. ADDITIONAL AGREEMENTS

Dorsey agrees that Dorsey will in no event make any disposition, assignment or transfer of all or any portion of the Promissory Note or Warrants unless and until such disposition, assignment or transfer will not require registration of the Promissory Note or Warrants under the Securities Act of 1933, as amended.

8. MISCELLANEOUS

(a) This Agreement is governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and wholly performed in that jurisdiction.

(b) This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and may be amended only by a writing executed by the party to be bound.

(c) This Agreement may be signed in counterparts, any one of which will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telephone facsimile transmission will be effective as delivery of a manually executed counterpart of this Agreement.

DORSEY REPRESENTS THAT THE INFORMATION CONTAINED IN THIS AGREEMENT IS COMPLETE AND ACCURATE AND COVENANTS THAT DORSEY WILL CONTACT THE COMPANY IMMEDIATELY IF ANY MATERIAL CHANGE IN ANY OF THE INFORMATION OCCURS PRIOR TO THE ACCEPTANCE OF THIS FEE ARRANGEMENT AGREEMENT.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER COLORADO LAW.

IN WITNESS WHEREOF, the undersigned have carefully reviewed and executed this Agreement.

DORSEY & WHITNEY LLP

By: ______________________________

Its: ______________________________

370 Seventeenth Street, Denver, CO 80202
Address

303-629-3450
Fax Number

BLACK TUSK MINERALS INC.

By: ______________________________
Gavin Roy, President

7425 Arbutus Street, Vancouver, B.C. V6P 5T2
Address

____
Fax Number

EXHIBIT A

EXHIBIT B

EXHIBIT C

CLIENT ACKNOWLEDGMENT AND CONSENT

The Company hereby acknowledges and consents as follows, with respect to the Fee Arrangement Agreement:

1. Dorsey & Whitney LLP ("***Dorsey***") is not representing or otherwise acting in or on behalf of the Company's interests regarding the Fee Arrangement Agreement dated effective as of January 23, 2009 (the "***Agreement***"), either generally, or specifically, regarding the portion of the Agreement involving (a) the issuance of a convertible promissory note in the principal amount of $50,000, payable on January 23, 2012 (the "***Promissory Note***"), in satisfaction of certain outstanding/accruing and unpaid legal fees, expenses and disbursements and (b) the payment of the debt restructuring fee in the form of warrants (the "***Warrants***") exercisable until January 23, 2012 to purchase Two Hundred Fifty Thousand (250,000) shares of common stock at an exercise price of $0.20 per share.

2. The nature of the Dorsey's conflicting interest in the Agreement includes that Dorsey is a provider of services, and the Company is a buyer of such services. In addition, the conflict between the parties in a fee arrangement agreement is such that while Dorsey believes that the terms of the Agreement are fair and reasonable both to the Company and to Dorsey, it is always possible that Dorsey's judgment or the Company's judgment will be incorrect or that their judgments will be affected by their own interests.

3. The reasonably foreseeable risks known to Dorsey are as follows. There is the possibility that the shares of common stock acquirable upon exercise of the Warrants, or conversion of the Promissory Note issued to Dorsey, may have a future value greater than the exercise or conversion price. The risks to the Company also include the possibility, which is normally not likely to occur, that Dorsey's status as a shareholder in the Company could create a conflict of interest between Dorsey and the Company, depending on unknown events in the future. The risks to Dorsey inherent in the Agreement include the possibility that the Company will fail to reach its financial objectives and that the securities will have no value or less value than anticipated. The benefits to the Company in the Agreement include the possibility that the Company will receive legal services on favorable economic terms and that the Company will be able to devote its current cash resources to needs other than the satisfaction of its obligations to Dorsey. The benefits to Dorsey include the possibility that the Company will achieve its financial objectives and that Dorsey's investment will appreciate in value and the possibility that the future value of the stock is higher than current market value.

Dated: ______________ BLACK TUSK MINERALS INC.

By______________________

Its______________________

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER COLORADO LAW.

IN WITNESS WHEREOF, the undersigned have carefully reviewed and executed this Agreement.

DORSEY & WHITNEY LLP

By: ______________________________

Its: ______________________________

370 Seventeenth Street, Denver, CO 80202
Address

303-629-3450
Fax Number

BLACK TUSK MINERALS INC.

By: ______________________________
Gavin Roy, President

7425 Arbutus Street, Vancouver, B.C. V6P 5T2
Address

____
Fax Number

CLIENT ACKNOWLEDGMENT AND CONSENT

The Company hereby acknowledges and consents as follows, with respect to the Fee Arrangement Agreement:

1. Dorsey & Whitney LLP ("***Dorsey***") is not representing or otherwise acting in or on behalf of the Company's interests regarding the Fee Arrangement Agreement dated effective as of January 23, 2009 (the "***Agreement***"), either generally, or specifically, regarding the portion of the Agreement involving (a) the issuance of a convertible promissory note in the principal amount of $50,000, payable on January 23, 2012 (the "***Promissory Note***"), in satisfaction of certain outstanding/accruing and unpaid legal fees, expenses and disbursements and (b) the payment of the debt restructuring fee in the form of warrants (the "***Warrants***") exercisable until January 23, 2012 to purchase Two Hundred Fifty Thousand (250,000) shares of common stock at an exercise price of $0.20 per share.

2. The nature of the Dorsey's conflicting interest in the Agreement includes that Dorsey is a provider of services, and the Company is a buyer of such services. In addition, the conflict between the parties in a fee arrangement agreement is such that while Dorsey believes that the terms of the Agreement are fair and reasonable both to the Company and to Dorsey, it is always possible that Dorsey's judgment or the Company's judgment will be incorrect or that their judgments will be affected by their own interests.

3. The reasonably foreseeable risks known to Dorsey are as follows. There is the possibility that the shares of common stock acquirable upon exercise of the Warrants, or conversion of the Promissory Note issued to Dorsey, may have a future value greater than the exercise or conversion price. The risks to the Company also include the possibility, which is normally not likely to occur, that Dorsey's status as a shareholder in the Company could create a conflict of interest between Dorsey and the Company, depending on unknown events in the future. The risks to Dorsey inherent in the Agreement include the possibility that the Company will fail to reach its financial objectives and that the securities will have no value or less value than anticipated. The benefits to the Company in the Agreement include the possibility that the Company will receive legal services on favorable economic terms and that the Company will be able to devote its current cash resources to needs other than the satisfaction of its obligations to Dorsey. The benefits to Dorsey include the possibility that the Company will achieve its financial objectives and that Dorsey's investment will appreciate in value and the possibility that the future value of the stock is higher than current market value.

Dated: Jan 28/09

BLACK TUSK MINERALS INC.

By: Gavin Roy

Its: President